SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.        )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

(800) 426-5523

Notice of the Annual Meeting of Shareholders

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of PIMCO Strategic Global Government Fund, Inc., a Maryland corporation (the “Fund”), will be held on June 9, 2005, at 10:00 a.m. (Pacific time) at the offices of Pacific Investment Management Company LLC (“PIMCO”), located at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote on the following matters:

1.  To re-elect two directors to the Board of Directors of the Fund.

2.  To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Shareholders of record at the close of business on April 22, 2005 are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to the Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

By Order of the Board of Directors,

Garlin G. Flynn

Secretary

Newport Beach, California

May 13, 2005

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

(800) 426-5523

Proxy Statement

This Proxy Statement is being provided to the shareholders of PIMCO Strategic Global Government Fund, Inc., a Maryland corporation (the “Fund”), in connection with the solicitation of proxies by the Board of Directors of the Fund (the “Board of Directors” or the “Board”). The proxies are to be used at the Annual Meeting of Shareholders (the “Meeting”) to be held at the offices of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment manager, located at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660, on June 9, 2005 at 10:00 a.m. (Pacific time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of the Annual Meeting of Shareholders. This Proxy Statement and the enclosed form of Proxy were first mailed to shareholders on or about May 13, 2005.

All shares represented by each properly signed proxy (“Proxy”) received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the Proxy is to be voted on any of the business matters to come before the Meeting, it will be voted in accordance with the specification. If no specification is made, the Proxy will be voted FOR the election of the directors nominated by the Board of Directors (Proposal 1). The Proxy may be revoked by a shareholder at any time prior to its use by written notice to the Fund, by submission of a subsequent Proxy, or by voting in person at the Meeting.

The representation in person or by proxy of at least a majority of the outstanding shares of common stock of the Fund entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker “non-votes” will be counted as present. Broker “non-votes” occur when the Fund receives a Proxy from a broker or nominee indicating that the broker or nominee does not have discretionary power to vote on a particular matter and that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy.

Proposal 1 requires, for the re-election of the nominees to the Board of Directors, a plurality of the shares cast in the election of directors at the Meeting. See “Proposal 1—Required Vote.” Withheld votes and broker “non-votes” will not be counted in favor of Proposal 1.

The cost of solicitation, including postage, printing and handling, will be borne by the Fund. The solicitation will be made primarily by mail, but may be supplemented by telephone calls, and personal interviews by officers, employees and agents of the Fund.

At the close of business on April 22, 2005, the record date for the determination of shareholders entitled to vote at the Meeting (the “Record Date”), there were outstanding 36,401,997 shares of common stock. Each such share is entitled to one vote.

As of the Record Date, Cede & Co., a nominee of Depository Trust Company (“DTC”), owned of record 35,550,370 shares of the Fund, or approximately 98% of the number of shares entitled to vote at the meeting. DTC is a securities depository for brokers, dealers and other institutional investors. Securities are so deposited for the purpose of permitting book entry transfers of securities among such investors. The Fund does not know the names of beneficial owners of the shares that have been deposited at DTC. As of the Record Date, all directors and officers as a group owned, beneficially, less than 1% of the outstanding shares of the Fund.

ELECTION OF DIRECTORS

(PROPOSAL 1)

The Board of Directors currently consists of three classes of directors. Directors hold office for staggered terms of three years (or less if they are filling a vacancy) and until their successors are elected and qualified, or until their earlier resignation or removal. One class is elected each year to succeed the directors whose term is expiring. The current term of the Class II directors expires at this year’s Annual Meeting. The current terms of the Class I and Class III directors will expire in 2007 and 2006, respectively, when their respective successors are elected and qualified.

The Board of Directors has designated James M. Whitaker and Carter W. Dunlap, Jr. for re-election as Class II directors at the meeting. If re-elected as Class II directors, Messrs. Whitaker and Dunlap’s term will expire at the Annual Meeting of Shareholders in 2008.

Brent R. Harris, Class III director re-elected to the Board by shareholders on June 20, 2003, has a remaining term of approximately one year.

Each of Francis E. Lundy and Gregory S. Young, Class I directors re-elected to the Board by shareholders on June 15, 2004, has a remaining term of approximately two years.

Unless authority is withheld, it is the intention of the persons named in the enclosed Proxy to vote each Proxy for Messrs. Whitaker and Dunlap (the “Nominated Directors”). Each of the Nominated Directors has indicated that he will serve if elected, but if he should be unable to serve, the Proxy holders may vote in favor of such substitute nominee as the Board of Directors may designate, or the Board of Directors may leave a vacancy in the Board.

The Fund pays each of its directors who are not “interested persons” of the Fund (the “Disinterested Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), $10,000 per year, $2,000 per regular meeting attended in-person or telephonically, $1,000 per Audit committee meeting attended, $1,000 per Nominating committee meeting attended, $1,500 per special meeting attended, and reimburses each such director for reasonable expenses incurred in connection with such meetings. The Fund’s Articles of Incorporation provide that the Fund shall, to the extent permitted by law, indemnify each of its currently acting and former directors against any and all liabilities and expenses incurred in connection with their service in such capacities.

The following table provides information concerning the nominees and the continuing directors.

Name, Address*, Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Public Directorships Held by Director or Nominee for Director	Shares of Common Stock of the Fund Beneficially Owned as of April 22, 2005**
Nominees Disinterested Directors

Carter W. Dunlap, Jr. Age 49	Director, Chairman of the Nominating Committee	Term expires at the Meeting. Served Since 6/02	Principal, Dunlap Equity Management (investment advisory).	1	None	None

James M. Whitaker Age 62	Director, Vice Chairman of the Board	Term expires at the Meeting. Served Since 2/94	Attorney at Law, sole practitioner.	1	None	None

Continuing Directors Disinterested Directors

Francis E. Lundy Age 67	Director	Term expires in 2007. Served Since 2/94	Chairman and President, Technical Instrument – San Francisco.	1	Director, Industrialex Manufacturing Corp. (coating and application techniques for electronics industry).	41,825

Gregory S. Young Age 48	Director, Chairman of the Audit Oversight Committee	Term expires in 2007. Served Since 3/01	Principal, Teton Capital Management (private equity venture capital).	1	None	2,500
Interested Director

Brent R. Harris† Age 45	Director, Chairman, President of the Board	Term expires in 2006. Served Since 2/02	Managing Director, PIMCO; and Board of Governors and Executive Committee, Investment Company Institute.	80	None	5,000

*	Unless otherwise indicated, the address of each director is 840 Newport Center Drive, Newport Beach, California 92660.
**	Constituting in the aggregate less than 1% of the outstanding shares of the Fund.
†	Mr. Harris is an “interested person” of the Fund within the meaning of the 1940 Act due to his affiliation with PIMCO, the Fund’s investment manager, as set forth above.

For directors and nominees who are “interested persons” within the meaning of the 1940 Act, positions held with affiliated persons of the Fund (other than as set forth above) are listed in the following table.

Name of Director or Nominee	Positions held with affiliated persons of the Fund
Brent R. Harris	Trustee or Director (as applicable) and Chairman, three registered investment companies in the fund complex that are advised by PIMCO; Director, PIMCO Luxembourg; and Director and Vice President, StocksPLUS Management, Inc.

For directors and nominees, the following table states the dollar range of the Fund’s equity securities beneficially owned by the director or nominee and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee in the “family of investment companies.”

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*
Disinterested Directors
Carter W. Dunlap, Jr.	None	None
Francis E. Lundy	>$100,000	>$100,000
James M. Whitaker	None	None
Gregory S. Young	$10,001-$50,000	$10,001-$50,000

Interested Director
Brent R. Harris	$50,001-$100,000	>$100,000

*	Securities are valued as of April 22, 2005.

For directors and nominees who are not “interested persons” with the meaning of the 1940 Act, the following table provides information concerning the beneficial ownership of the director or nominee and his immediate family members in securities of PIMCO or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with PIMCO.

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percent of Class
Carter W. Dunlap, Jr.	None	None	None	None	None
Francis E. Lundy	None	None	None	None	None
James M. Whitaker	None	None	None	None	None
Gregory S. Young	None	None	None	None	None

The following table provides information about compensation received by directors during the fiscal year ended January 31, 2005.

Name of Person, Position	Aggregate Compensation From Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Disinterested Directors
Carter W. Dunlap, Jr.	$28,862		None	None	$28,862
Francis E. Lundy	$29,400		None	None	$29,400
James M. Whitaker	$32,550		None	None	$32,550
Gregory S. Young	$32,465		None	None	$32,465

Interested Director
Brent R. Harris	N/A	*	N/A	N/A	N/A

*	Pursuant to the investment management agreement between the Fund and PIMCO, PIMCO compensates those directors who are affiliated persons of PIMCO.

Board of Directors—Committees

Audit Committee

The Board of Directors has established a standing Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Oversight Committee meets with the Fund’s independent auditors and management, reviews the Fund’s financial statements and generally assists the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. The responsibilities of the Audit Oversight Committee include overseeing the Fund’s accounting reporting policies and practices and its internal controls, selection of the Fund’s independent auditors, approval of both audit and non-audit services proposed to be provided to the Fund by its independent auditors, and approval of non-audit services to be performed by the auditors for certain affiliates, including PIMCO and entities in a control relationship with PIMCO that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Audit Oversight Committee considers the possible effect of providing such services on the independence of the Fund’s auditors.

The members of the Audit Oversight Committee include only Disinterested Directors. The Audit Oversight Committee currently consists of Messrs. Dunlap, Lundy, Whitaker and Young (Chairman). Each member of the Audit Oversight Committee is “independent” as defined for audit committee members in applicable listing standards of the New York Stock Exchange (“NYSE”), on which shares of the Fund’s common stock are listed.

The Board of Directors has adopted a written charter for the Audit Oversight Committee, a copy of which is attached to the Proxy Statement as Appendix A. The Charter included as Appendix A was adopted by the Board on March 17, 2004, as amended through March 17, 2005, to conform to newly adopted listing standards of the NYSE. The report of the Audit Oversight Committee, dated March 17, 2005, is attached to this Proxy Statement as Appendix B.

Nominating Committee

The Fund has a Nominating Committee, which makes recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s investment adviser and other principal service providers. The Nominating Committee is comprised solely of the Fund’s Disinterested Directors, Messrs. Dunlap (Chairman), Lundy, Whitaker and Young. The Board of Directors has adopted a written charter for the Nominating Committee, which is attached to this Proxy Statement as Appendix C.

The Nominating Committee identifies prospective director nominees from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Charter of the Committee provides that each prospective director candidate have a college degree or equivalent business experience. In addition, it is the Board’s policy that Directors on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Fund’s investment adviser or its affiliates. Although there are no minimum qualifications other than as described above, the Committee may take into account a wide variety of factors in considering prospective director nominees, including (but not limited to) the overall diversity of the Board’s composition and the prospective nominee’s: (i) availability and commitment to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; and (v) ability, judgment and expertise.

The Nominating Committee will consider potential director nominees recommended by Fund shareholders provided that the proposed nominees satisfy the director qualification requirements provided in the Fund’s Articles of Incorporation and Bylaws, are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act, and otherwise satisfy the eligibility requirements which are set forth in the Nominating Committee charter and the Procedures and Eligibility Requirements for Shareholder Submission of Nominee Candidates included as Exhibit 1 to the charter (the “Shareholder Nominating Procedures”); and provided, further, that the recommending shareholder follows the procedures set forth in the Shareholder Nominating Procedures for submitting the nominee recommendation to the Committee. Among other requirements, the Shareholder Nominating Procedures require that a recommending shareholder submit any recommendation in writing to the Fund at its principal executive offices, to the attention of the Fund’s Secretary, and require that such a submission be received by the Fund by the deadline for submission of shareholder proposals for presentation at the next annual meeting of the Fund, as set forth in the Fund’s Bylaws (i.e., normally not less than 45 nor more than 60 days prior to the date the Fund first mailed its proxy materials for the prior year’s annual meeting).

Shareholders recommending potential director nominees must substantiate compliance with the Shareholder Nominating Procedures at the time of submitting their proposed director nominee to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified above and include, among other things, (i) the shareholder’s contact information; (ii) the director nominee’s contact information and the number of Fund shares owned by the proposed nominee; (iii) all information regarding the proposed nominee that would be required to be disclosed in solicitations of proxies for election of directors required by Regulation 14A of the Exchange Act; and (iv) a written consent executed by the proposed nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Directors, and to be named as a director if so elected.

Other than compliance with the requirements mentioned above and set forth in greater detail in the Shareholder Nominating Procedures for submission by shareholders of recommendations for director nominees, the Nominating Committee does not otherwise evaluate potential director nominees recommended by shareholders in a different manner and the standard of the Nominating Committee is to treat all equally qualified potential nominees in the same manner. The foregoing description of the requirements for shareholder submission of a nominee recommendation is only a summary. Please refer to the Shareholder Nominating Procedures in Exhibit 1 to Appendix C to this Proxy Statement for details.

No nominee recommendations have been received from shareholders.

Valuation Committee

The Board has a Fair Valuation Committee, whose sole member is Brent R. Harris. The Fair Valuation Committee is responsible for overseeing the implementation by the investment manager of the Fund’s policies and procedures for fair valuing securities for which market quotations are not readily available.

Meetings

During the fiscal year ended January 31, 2005, the Board of Directors held four regular meetings and three special meetings. The Audit Oversight Committee met four times in separate session during the fiscal year ended January 31, 2005, the Nominating Committee had one meeting, and there were no meetings of the Fair Valuation Committee. Each director serving during the fiscal year ended January 31, 2005, attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such director served. Mr. Harris attended the 2004 annual meeting of shareholders. During the fiscal year ended January 31, 2005, Mr. Lundy was a director of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Communications	with the Board of Directors

The Fund provides a means for shareholders to send communications to the Board of Directors. Shareholders may obtain information regarding the ability to communicate with the Board of Directors, as well as the Fund’s policy concerning attendance by directors at annual meetings of shareholders, by consulting the website maintained by PIMCO for the Fund at www.rcsfund.com.

Required	Vote

Re-election of the Nominated Directors to the Board of Directors (Proposal 1) will require the affirmative vote of a plurality of the votes cast in the election of directors at the Meeting, in person or by proxy.

The Board of Directors of the Fund Unanimously Recommends That You Vote FOR Proposal 1.

ADDITIONAL INFORMATION ABOUT THE FUND

Executive	and Other Officers of the Fund

In addition to the information set forth above with respect to Brent R. Harris, the Fund’s President, the table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers or employees of PIMCO are not compensated by the Fund. The officers of the Fund collectively own less than 1% of the outstanding shares of the Fund. Unless otherwise noted, the address of all officers is 840 Newport Center Drive, Newport Beach, California 92660.

Name and Age	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Mohan V. Phansalkar Age 41	Chief Legal Officer	Since 8/03	Managing Director and Chief Legal Counsel, PIMCO. Formerly, Executive Vice President, PIMCO.

R. Wesley Burns Age 45	Senior Vice President	Since 2/02	Director, PIMCO. Formerly, Managing Director, PIMCO.

Jennifer E. Durham Age 34	Chief Compliance Officer	Since 7/04	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO; and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser Examinations Branch, U.S. Securities and Exchange Commission, Pacific Regional Office.

Mohamed El-Erian Age 46	Senior Vice President	Since 2/02	Managing Director, PIMCO. Formerly, Managing Director, Salomon Smith Barney/Citibank.

Pasi Hamalainen Age 37	Senior Vice President	Since 2/02	Managing Director, PIMCO.

Daniel J. Ivascyn Age 35	Senior Vice President	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Jeffrey M. Sargent Age 42	Senior Vice President	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen Age 35	Vice President	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Michael J. Willemsen Age 45	Vice President	Since 2/02	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn Age 59	Secretary	Since 2/02	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

Name and Age	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
John P. Hardaway Age 47	Treasurer	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown Age 37	Assistant Treasurer	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP; and Tax Manager, PricewaterhouseCoopers LLP.

*	Officers of the Fund are appointed annually by the Board of Directors.

For officers of the Fund, positions held with affiliated persons of the Fund (other than as set forth above) are listed in the following table.

Name	Positions held with affiliated persons of the Fund
Mohan V. Phansalkar	Chief Legal Officer, three registered investment companies in the PIMCO Funds Complex.

Jennifer E. Durham	Chief Compliance Officer, three registered investment companies in the PIMCO Funds Complex.

R. Wesley Burns	President and Trustee or Director (as applicable), three registered investment companies in the PIMCO Funds Complex; and Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.

Mohamed El-Erian	None.

Pasi Hamalainen	None.

Daniel J. Ivascyn	Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.

Jeffrey M. Sargent	Senior Vice President, three registered investment companies in the PIMCO Funds Complex; and Vice President, Allianz Funds.

Henrik P. Larsen	Vice President, four registered investment companies in the PIMCO Funds Complex.

Michael J. Willemsen	Vice President, three registered investment companies in the PIMCO Funds Complex.

Garlin G. Flynn	Secretary, three registered investment companies in the PIMCO Funds Complex; and Assistant Secretary, Allianz Funds.

John P. Hardaway	Treasurer, four registered investment companies in the PIMCO Funds Complex.

Erik C. Brown	Assistant Treasurer, four registered investment companies in the PIMCO Funds Complex.

Investment	Adviser; Service Providers

PIMCO serves as investment adviser to the Fund and provides certain investment management services pursuant to an Investment Management Agreement. PIMCO also provides certain administrative services to the Fund pursuant to an Administrative Services Agreement. PIMCO’s address is 840 Newport Center Drive, Newport Beach, California 92660. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Fund’s custodian. EquiServe Trust Company, N.A., 66 Brooks Drive, Braintree, Massachusetts 02184, is the Fund’s transfer agent.

Information	On Independent Public Accountant

PricewaterhouseCoopers LLP (“PwC”) was selected by the Audit Oversight Committee and the Board on March 17, 2005 as independent public accountant to examine the financial statements of the Fund for the fiscal year ending January 31, 2006. A representative of PwC, if requested by any shareholder, will be present (via telephone) at the Meeting to respond to appropriate questions from shareholders.

Pre-approval Policies and Procedures

The Audit Oversight Committee is required to pre-approve all audit services and permitted non-audit services provided by PwC or any other independent public accountant engaged by the Fund (the “Auditor”). The Audit Oversight Committee must also pre-approve any engagement of the Auditor to provide non-audit services to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”). At each meeting of the Audit Oversight Committee, the Committee considers and pre-approves a list of non-audit services that may be provided by the Auditor to the Fund or its Service Affiliates prior to the Committee’s next meeting and the maximum compensation therefor.

There is an exception to the foregoing pre-approval requirement for non-audit services, which would apply only if certain conditions are met, including that (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Oversight Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the Audit Oversight Committee prior to the completion of the audit. The exception to the pre-approval requirement was not invoked with respect to any of the non-audit services described below.

Fees for Services to the Fund

The following table provides information on the aggregate fees billed by PwC for services rendered to the Fund for each of the last two fiscal years.

Fiscal Year Ended	Audit Fees[1]	Audit- Related Fees[2]	Tax Fees[3]	All Other Fees	Totals
January 31, 2005	$25,300	$11,413	$2,460	–0–	$39,173

January 31, 2004	$26,221	$8,075	$2,270	–0–	$36,566

[1]	Includes aggregate fees billed for professional services rendered for the audit of the Fund’s annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Fund.
[2]	Includes aggregate fees billed for review of the Fund’s semi-annual report to shareholders.
[3]	Includes aggregate fees billed for review of the Fund’s tax returns.

Fees for Services to PIMCO

The following table provides information on the aggregate fees billed by PwC for services rendered to PIMCO* for each of the last two fiscal years:

Fiscal Year Ended	Audit- Related Fees[1]	Tax Fees[2]	All Other Fees[3]	Totals
January 31, 2005	$112,064	–0–	$69,921	$181,985

January 31, 2004	$97,436	$14,519	$35,626	$147,581

*	PIMCO is the Fund’s only Service Affiliate, as defined above.
[1]	Includes aggregate fees billed for AIMR verification services.
[2]	Includes aggregate fees billed for tax compliance advice and other tax consulting.
[3]	Includes fees for SAS 70 review.

Additional Information on Fees for Services to the Fund and PIMCO

The following table provides the aggregate non-audit fees billed by PwC for services rendered to the Fund and PIMCO* for each of the last two fiscal years:

	Aggregate Non-Audit Fees Billed to Entity
Entity	Fiscal Year Ended 1/31/05	Fiscal Year Ended 1/31/04
Fund	$13,873	$10,095
PIMCO	$181,985	$147,581

Totals	$195,858	$157,676

*	PIMCO is the Fund’s only Service Affiliate, as defined above.

The Audit Oversight Committee has considered whether the provision of non-audit services that were rendered by PwC to the Fund and PIMCO is compatible with maintaining PwC’s independence.

Section	16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund’s Directors and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the Securities and Exchange Commission (“SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that the Fund’s Directors and officers, PIMCO and affiliated persons of PIMCO have complied with all applicable Section 16(a) filing requirements during the fiscal year ended January 31, 2005. To the knowledge of management of the Fund, no shareholder of the Fund beneficially owns more than 10% of a registered class of the Fund’s equity securities.

Other Business

As of the date of this Proxy Statement, the Fund’s management and PIMCO know of no business to come before the Meeting other than as set forth in the Notice of the Annual Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as Proxies will vote in their sole discretion.

ADDITIONAL INFORMATION

Legal Proceedings

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI,” formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGI Distributors”, formerly known as PA Distributors LLC), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGI Distributors neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGI Distributors had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds.

Since February 2004, PIMCO, AGI, PEA, AGI Distributors, and certain of their affiliates, PIMCO Funds and Allianz Funds (formerly PIMCO Funds: Multi-Manager Series), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class actions plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the

PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIFM”), PEA and AGI Distributors alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” As of the date of this prospectus, the West Virginia Complaint has not been formally served upon AGIFM, PEA and AGI Distributors. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the 1940 Act, if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGI Distributors and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGI, AGI Distributors, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIFM, PEA or AGI Distributors, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

None of the aforementioned complaints alleges that any improper activity took place in the Fund. PIMCO believes that these developments will not have a materials adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services on behalf of the Fund.

Adjournment

In the event that sufficient votes in favor of the proposal set forth in the Notice of the Annual Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of Proxies with respect to the proposal. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on the proposal, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned, as required by the Fund’s Articles of Incorporation and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those Proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Annual	Report

The Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2005 was mailed to shareholders on or about April 1, 2005. Additional copies of the Annual Report may be obtained without charge from EquiServe by calling (800) 426-5523 or by writing to P.O. Box 43010, Providence, Rhode Island 02940.

Shareholder Proposals for 2006 Annual Meeting.    Shareholders submitting proposals intended to be included in the Fund’s Proxy Statement for the 2006 Annual Meeting of Shareholders must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements, no later than January 14, 2006. Shareholders submitting any other proposals intended to be presented at the next annual meeting must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements, between March 19, 2006 and April 3, 2006. It is currently anticipated that the 2006 Annual Meeting of Shareholders will be held prior to July 31, 2006. Shareholder proposals should be addressed to Garlin G. Flynn, Secretary, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

May 13, 2005

APPENDIX A

PIMCO Strategic Global Government Fund, Inc.

Audit Oversight Committee Charter

(Adopted as of March 17, 2004, as amended through March 17, 2005)

The Board of Directors (the “Board”) of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the Board with respect to its oversight of the Fund. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statement, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many Directors as the Board shall determine, but in any event not less than three (3) Directors. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1.    Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2.    To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (“ISB”) No. 1.

3.    To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment adviser and to certain of the investment adviser’s affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.    Review the fees charged by the independent auditors to the Fund, the investment adviser and certain affiliates of the investment adviser for audit, audit-related and permitted non-audit services.

5.    If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6.    Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7.    Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8.    Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements and unaudited semi-annual report, including a review of any specific disclosures of management’s discussion (if any) of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (“SAS”) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

9.    Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10.    Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11.    Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12.    Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13.    Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment adviser of concerns regarding accounting or auditing matters.

14.    Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15.    Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16.    Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17.    Perform such other functions consistent with this Charter, the Articles of Incorporation and Bylaws of the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

APPENDIX B

PIMCO Strategic Global Government Fund, Inc.

Report of the Audit Oversight Committee

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Directors of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended January 31, 2005 were prepared in conformity with generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent public accountants, the audited financial statements of the Fund for the fiscal year ended January 31, 2005. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered for the Fund and for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment manager, during the last fiscal year, and any entity controlling, controlled by or under common control with PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended January 31, 2005 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent public accountants for the fiscal year ending January 31, 2006.

Submitted March 30, 2005

Gregory S. Young, Chairman

Carter W. Dunlap, Jr.

Francis E. Lundy

James M. Whitaker

B-1

APPENDIX C

PIMCO Strategic Global Government Fund, Inc.

Nominating Committee Charter

Committee Membership

The Nominating (the “Committee”) shall be composed entirely of Directors who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The President and Chairman of the Board of the Fund, although not members of the Committee, will cooperate with the Committee by recommending candidates and recruiting them for the Board of Directors (the “Board”) of the Fund, and otherwise assisting the Committee to discharge its responsibilities.

Mission

To promote the effective participation of qualified individuals on the Board and Committees of the Board of the Fund.

Nominating Function – Board

1. The Committee shall make nominations for directors of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent director positions, their independence from the Fund’s investment adviser and other principal service providers. Persons nominated as independent directors must not be “interested persons” of the Fund as that term is defined in the 1940 Act. In selecting nominees for independent director, the Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or the Fund’s Articles of Incorporation or Bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2. The Committee may consider potential director candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder or shareholder group, potential director candidates and nominating shareholders or shareholder groups must satisfy the requirements provided in Exhibit 1 to this Charter. Other than the requirements provided in Exhibit 1, the Committee shall not otherwise evaluate shareholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner.

3. The Committee may identify prospective directors from any reasonable source, including, but not limited to, the consultation of third-party director search services.

4. The Committee requires that each prospective director candidate have a college degree or equivalent business experience. In addition, it is the Board’s policy that Directors on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Fund’s investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend re-election. The Committee may seek the views of other directors to assist them in this evaluation.

6. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

7. The Committee shall periodically review director compensation and shall recommend any appropriate changes to the Board as a group.

Nominating Function – Committees

1. The Committee shall make nominations for membership on all committees of the Fund and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1. The Committee shall meet periodically to carry out its nominating function, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.

3. The Committee shall review this Charter periodically and recommend any changes to the full Board.

March 17, 2004

EXHIBIT 1

Procedures and Eligibility Requirements for

Shareholder Submission of Nominee Candidates

A.	Nominee Requirements

Director nominees recommended by shareholders for consideration by the Fund’s Nominating Committee must fulfill the following requirements:1

1. The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

2. Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

3. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

4. The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

5. The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

6. The nominee must not be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

B.	Nominating Shareholder or Shareholder Group Requirements

The nominating shareholder or shareholder group must meet the following requirements:

1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for

[1]	Unless otherwise specified herein, please refer to the Securities Exchange Act of 1934 and regulations thereunder for interpretations of terms used in this Exhibit 1.

at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2. The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

C.	Deadlines and Limitations

A nominating shareholder or shareholder group may not submit more nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next annual meeting of the Fund, as set forth in Article II, Section 15 of the Fund Amended Bylaws.

D.	Making a Submission

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Amended Bylaws (Article II, Section 15) as indicated in part C, above, and include:

(i) a statement in writing setting forth:

(A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”);

(B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate;

(C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund);

(D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an

“interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination;

(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

(iii) the recommending shareholder’s name as it appears on the Fund’s books;

(iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and

(v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

PIMCO

STRATEGIC GLOBAL GOVERNMENT FUND, INC.

P.O. BOX 9122

HINGHAM, MA 02043-9717

When properly executed, this proxy will be voted in the manner specified herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD JUNE 9, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

The undersigned hereby appoints J. Stephen King and Garlin G. Flynn and each of them, as his/her attorneys and proxies with full power of substitution, to vote and act with respect to all shares of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) held by the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on June 9, 2005 at 10:00 a.m., Pacific time, or as adjourned from time to time (the “Meeting”), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Date

Signature(s)	(Please sign in box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors recommends that you vote FOR the Nominees.

I. To elect the Nominees listed below to serve as a member of the Fund’s Board of Directors.

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	To withhold authority to vote for an individual nominee, mark “For All Except” and write on the line above the name of the nominee for whom you want to withhold authority:

(01)  James M. Whitaker

(02)  Carter W. Dunlap, Jr.

Mark Box at right if an address change or comment has been noted at left.

PLEASE SIGN ON REVERSE SIDE